UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number: 811-00043

Deutsche Investment Trust

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert

345 Park Avenue

New York, NY 10154-0004

(Name and Address of Agent for Service)

Date of fiscal year end:	9/30

Date of reporting period:	9/30/2017

ITEM 1.	REPORT TO STOCKHOLDERS

September 30, 2017

Annual Report

to Shareholders

Deutsche Small Cap Growth Fund

Contents

3	Letter to Shareholders
4	Portfolio Management Review
9	Performance Summary
12	Portfolio Summary
14	Investment Portfolio
21	Statement of Assets and Liabilities
23	Statement of Operations
24	Statements of Changes in Net Assets
25	Financial Highlights

31	Notes to Financial Statements
42	Report of Independent Registered Public Accounting Firm
43	Information About Your Fund’s Expenses
45	Tax Information
46	Advisory Agreement Board Considerations and Fee Evaluation
51	Board Members and Officers
56	Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund’s objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

The fund may lend securities to approved institutions. Small company stocks tend to be more volatile than medium-sized or large company stocks. Stocks may decline in value. See the prospectus for details.

Deutsche Asset Management represents the asset management activities conducted by Deutsche Bank AG or any of its subsidiaries.

NOT FDIC/NCUA INSURED    NO BANK GUARANTEE    MAY LOSE VALUE NOT A DEPOSIT    NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

2	Deutsche Small Cap Growth Fund

Letter to Shareholders

Dear Shareholder:

With the economy in its third-longest expansion on record, signals such as overheating or inflation pressures — traditional signals for the potential of a sharp slowdown or recession — are still notably absent. Our economists tell us that financial conditions remain generally supportive, and households and businesses overall are in good financial condition.

However, a shift into higher gear appears unlikely. While fiscal stimulus and tax/regulatory reform may come to pass, the scope is likely to be somewhat less than originally anticipated.

Against this backdrop, the financial markets remain generally upbeat, encouraged by a more positive global cycle with fewer downside risks. Even a shift in monetary policy, with some central banks raising short-term interest rates and others expected to do so before long, has been taken in stride. People seem to view the policy change as a healthy response to an improved outlook.

Of course, there are any number of potential risks that can alter this benevolent outlook and positive market sentiment. Our CIO Office and investment specialists continually monitor the issues and events that influence the markets in order to identify emerging risks as well as opportunities. Their views are updated regularly and available on our Web site — deutschefunds.com.

Thank you for your continued investment. We appreciate the opportunity to help you address your investment needs.

Best regards,

Brian Binder President, Deutsche Funds

Assumptions, estimates and opinions contained in this document constitute our judgment as of the date of the document and are subject to change without notice. Any projections are based on a number of assumptions as to market conditions and there can be no guarantee that any projected results will be achieved. Past performance is not a guarantee of future results.

Deutsche Small Cap Growth Fund	3

Portfolio Management Review	(Unaudited)

Market Overview and Fund Performance

All performance information below is historical and does not guarantee future results. Returns shown are for Class A shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit deutschefunds.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had. Please refer to pages 9 through 11 for more complete performance information.

Management Process

In choosing stocks, portfolio management focuses on individual security selection rather than industry selection. Portfolio management uses an active process that combines financial analysis with company visits to evaluate management and strategies. Portfolio management also utilizes a “bottom-up” approach to selecting securities, focusing on stocks that it believes have superior growth prospects and above-average intermediate to long-term performance potential.

For its most recent fiscal year ended September 30, 2017, Class A shares of Deutsche Small Cap Growth Fund returned 20.81%, compared to the Russell 2000® Growth Index return of 20.98%. For the 12-month period, small-cap growth stocks outperformed mid-cap growth stocks as measured by the Russell Midcap Growth Index and large cap stocks as measured by the S&P 500 Index®.

Small-cap growth stocks experienced strong performance throughout the period. The U.S. Federal Reserve Board (the Fed) continued to raise short-term rates, with inflation still below the Fed’s target and U.S. unemployment at low levels not seen since early 2001. As the fund’s fiscal year proceeded, the market brushed off a number of concerns on its way to four consecutive quarters of positive returns for small caps. Following the U.S. presidential election, protectionist policy fears were offset by optimism regarding pro-growth policies, health care reform and tax reform. Congress did not make significant progress on any of these issues, but markets advanced nonetheless based on gradually improving global economic data. Investors also set aside geopolitical concerns, including a series of provocations by North Korea. Investors increased exposure to cyclical areas, with the financials, materials and industrial

4	Deutsche Small Cap Growth Fund

sectors leading the Russell 2000 Growth Index higher for the 12-month period. Energy was the only sector to post a negative a return.

Positive Contributors to Fund Performance

For the period, underweight positions in the financials, consumer staples and real estate sectors were additive. In addition, stock selection was positive across the consumer discretionary, information technology, financials and energy segments. The top individual security-level contributors to relative performance included Cognex Corp., IPG Photonics Corp., Advanced Energy Industries, Inc., United States Steel Corp.* and Fox Factory Holding Corp. Cognex, which provides vision systems for manufacturers, benefited from healthy demand from their consumer electronics customers for the company’s vision barcode scanners. Shares of IPG Photonics, which produces high-power fiber lasers, were up sharply as the company enjoyed solid product demand. Earnings for Advanced Energy Industries, a provider of components and subsystems for semiconductors, exceeded expectations driven by increasing capital intensity trends in certain portions of the semiconductor industry. Holdings in U.S. Steel were boosted after the election on hopes for a large infrastructure spending plan. We took profits and sold the stock on subsequent concerns regarding an oversupply of steel. Shares of Fox Factory, a vehicle designer and manufacturer, benefited from robust demand for its bicycle, power sports and off-road vehicles products.

“We believe that the case for small-cap stocks remains robust, as the global economic recovery continues to gain strength, and potential fiscal stimulus from the new administration has yet to come through.”

Negative Contributors to Fund Performance

During the past 12 months, stock selection in the industrials, real estate and consumer staples sectors detracted from performance. In addition, sector allocation had a negative effect on returns, based mainly on an underweight in telecommunication services and an overweight in energy that was subsequently reduced. The largest individual detractors from performance on a company level included Avadel Pharmaceuticals PLC,

Deutsche Small Cap Growth Fund	5

Gibraltar Industries, Inc.,* AZZ, Inc.* and Kindred Healthcare, Inc.* Shares of Avadel fell as a result of increased competition in its generic injectables segment and a delay for a key clinical drug trial. The fund continues to hold Avadel but at a reduced position size. Holdings in Gibraltar Industries, a manufacturer of diversified building products, were weak in light of the company’s inability to pass through raw material cost inflation. In addition, the fund’s position in AZZ Inc., a manufacturer of electrical equipment and galvanization services, was hurt by unexpected weakness in the company’s electrical division, with uncertainty surrounding the timing of a recovery. Lastly, shares of Kindred, a post-acute health care services provider, fell due to poor performance for the company’s nursing home segment and a Medicare proposal to reduce reimbursement for home health. The fund sold its positions in Gibraltar, AZZ and Kindred.

Outlook and Positioning

We believe that the case for small-cap stocks remains robust, as global economic growth continues to gain strength, and potential fiscal stimulus from the new administration has yet to come through. In the United States, uncertainty remains regarding infrastructure spending and the tax reform process, along with the Fed’s path forward regarding interest rates and balance sheet reduction. Globally, North Korea’s actions and UK Brexit plans have also created uncertainty.

We continue to position the fund for what we believe to be sustained economic recovery, and remain focused on our bottom-up stock selection process. We believe that we have positioned the fund to withstand an environment of elevated geopolitical uncertainty by holding high quality companies with strong management teams and attractive growth prospects. The fund is committed to remain fully invested and to hold what we believe to be world-class companies with attractive growth prospects and product niches with pricing power. With market volatility diminishing in recent months, healthier balance sheets and attractive valuations should continue to support a solid merger & acquisition cycle for select small-cap companies. We also note that small caps have historically performed well following Fed rate hikes. In the near term, third-quarter 2017 earnings releases will be important barometers of market performance going forward.

*	Not held in the portfolio as of September 30, 2017.

6	Deutsche Small Cap Growth Fund

Portfolio Management Team

Effective May 30, 2017, the portfolio management team is as follows:

Joseph Axtell, CFA, Managing Director

Portfolio Manager of the fund. Began managing the fund in 2006.

–	Joined Deutsche Asset Management in 2001 with 16 years of industry experience; previously, he served as a European Equities Portfolio Manager at Scudder Investments (which was later acquired by Deutsche Bank). Prior to joining, he worked as a Senior Analyst for International Equities at Merrill Lynch Investment Managers, as an International Research Analyst at PCM International and in various investment positions at Prudential Capital Corporation, Prudential-Bache Capital Funding and Prudential Equity Management Associates.

–	Portfolio Manager for Global Small Cap and US Small and Mid Cap Equities: New York.

–	BS from Carlson School of Management, University of Minnesota.

Peter Barsa, Director

Portfolio Manager of the fund. Began managing the fund in 2017.

–	Joined Deutsche Asset Management in 1999.

–	Portfolio Manager and Equity Research Analyst for Small and Mid Cap Equities: New York.

–	Equity research analyst covering consumer discretionary and consumer staples and global small cap equity research generalist.

–BS	in Finance, Villanova University.

Michael A. Sesser, CFA, Vice President

Portfolio Manager of the fund. Began managing the fund in 2017.

–	Joined Deutsche Asset Management in 2009.

–	Portfolio Manager and Equity Research Analyst: New York.

–	Previously, Business Intelligence Analyst, Corporate Executive Board (now owned by Gartner) from 2005-2007; Research Associate, Compass Lexecon (now owned by FTI Consulting) from 2003-2005.

–	BA in Ethics, Politics & Economics, Yale University; MBA (with distinction), Stephen M. Ross School of Business, University of Michigan.

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team’s views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Deutsche Small Cap Growth Fund	7

Terms to Know

The Russell 2000 Growth Index is an unmanaged, capitalization-weighted measure of 2,000 of the smallest-capitalized U.S. companies with a greater-than-average growth orientation and whose common stocks trade on the NYSE, NYSE Alternext US (formerly known as “AMEX”) and Nasdaq. The Russell Midcap Growth Index tracks the performance of Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. The S&P 500 Index tracks the performance of 500 leading U.S. stocks and is widely considered representative of the U.S. equity market. Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Consumer discretionary is the sector of the economy that includes companies (such as apparel and automobile companies) that sell nonessential goods and services.

Consumer staples companies make products purchased by consumers on a regular basis, such as food, beverages, alcohol, and tobacco. In the aggregate, sales of consumer staples tend to be steady and less sensitive to economic fluctuations.

Overweight means that a fund holds a higher weighting in a given sector or stock compared with its benchmark index. Underweight means that a fund holds a lower weighting in a given sector or stock.

8	Deutsche Small Cap Growth Fund

Performance Summary	September 30, 2017 (Unaudited)

Class A	1-Year	5-Year	10-Year
Average Annual Total Returns as of 9/30/17
Unadjusted for Sales Charge	20.81%	12.55%	5.79%
Adjusted for the Maximum Sales Charge (max 5.75% load)	13.87%	11.23%	5.17%
Russell 2000® Growth Index†	20.98%	14.28%	8.47%

Class C	1-Year	5-Year	10-Year
Average Annual Total Returns as of 9/30/17
Unadjusted for Sales Charge	19.87%	11.71%	5.00%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	19.91%	11.71%	5.00%
Russell 2000® Growth Index†	20.98%	14.28%	8.47%

Class R	1-Year	5-Year	Life of Class*
Average Annual Total Returns as of 9/30/17
No Sales Charges	20.50%	12.28%	11.23%
Russell 2000® Growth Index†	20.98%	14.28%	13.61%

Class R6		1-Year	Life of Class**
Average Annual Total Returns as of 9/30/17
No Sales Charges		21.05%	8.03%
Russell 2000® Growth Index†		20.98%	10.38%

Class S	1-Year	5-Year	10-Year
Average Annual Total Returns as of 9/30/17
No Sales Charges	21.09%	12.83%	6.06%
Russell 2000® Growth Index†	20.98%	14.28%	8.47%

Institutional Class	1-Year	5-Year	10-Year
Average Annual Total Returns as of 9/30/17
No Sales Charges	21.07%	12.91%	6.15%
Russell 2000® Growth Index†	20.98%	14.28%	8.47%

Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may

Deutsche Small Cap Growth Fund	9

differ from performance data shown. Please visit deutschefunds.com for the Fund’s most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated February 1, 2017 are 1.37%, 2.14%, 1.69%, 0.96%, 1.16% and 0.99% for Class A, Class C, Class R, Class R6, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

10	Deutsche Small Cap Growth Fund

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)

The Fund’s growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net investment of $9,425.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

*	Class R shares commenced operations on May 1, 2012.

**	Class R6 shares commenced operations on August 25, 2014.

†	The Russell 2000 Growth Index is an unmanaged, capitalization-weighted measure of 2,000 of the smallest capitalized U.S. companies with a greater-than-average growth orientation and whose common stocks trade on the NYSE, NYSE Alternext US (formerly known as “AMEX”) and Nasdaq.

	Class A	Class C	Class R	Class R6	Class S	Institutional Class
Net Asset Value
9/30/17	$33.55	$28.72	$33.03	$33.82	$34.96	$35.39
9/30/16	$27.77	$23.96	$27.41	$27.94	$28.87	$29.23

Deutsche Small Cap Growth Fund	11

Portfolio Summary	(Unaudited)

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	9/30/17	9/30/16
Common Stocks	96%	98%
Cash Equivalents	4%	2%
Exchange-Traded Fund	0%	—
Convertible Preferred Stock	0%	0%
	100%	100%

Sector Diversification (As a % of Common Stocks and Convertible Preferred Stock)	9/30/17	9/30/16
Information Technology	25%	23%
Health Care	20%	24%
Consumer Discretionary	18%	17%
Industrials	17%	17%
Materials	6%	5%
Financials	5%	6%
Consumer Staples	4%	3%
Real Estate	3%	2%
Energy	2%	3%
	100%	100%

12	Deutsche Small Cap Growth Fund

Ten Largest Equity Holdings at September 30, 2017 (17.7% of Net Assets)		Percent
1.	Cognex Corp.	2.0%
	Develops and markets machine vision systems
2.	Rush Enterprises, Inc.	1.9%
	Retails new and used trucks
3.	CoStar Group, Inc.	1.9%
	Provider of building plan information
4.	IPG Photonics Corp.	1.8%
	Designs, manufactures, and sells high performance fiber amplifiers
5.	Molina Healthcare, Inc.	1.8%
	Managed care company
6.	Aspen Technology, Inc.	1.7%
	Provider of prepackaged software
7.	Advanced Energy Industries, Inc.	1.7%
	Manufactures power conversion and control systems
8.	Welbilt, Inc.	1.7%
	Designs, manufactures, and services commercial foodservice equipment
9.	WABCO Holdings, Inc.	1.6%
	Manufactures electronic braking, stability, suspension and transmission control systems commercial vehicles
10.	Belden, Inc.	1.6%
	Manufactures high speed electric cables

Portfolio holdings and characteristics are subject to change.

For more complete details about the fund’s investment portfolio, see page 14. A quarterly Fact Sheet is available on deutschefunds.com or upon request. Please see the Account Management Resources section on page 56 for contact information.

Deutsche Small Cap Growth Fund	13

Investment Portfolio	as of September 30, 2017

	Shares	Value ($)
Common Stocks 97.2%
Consumer Discretionary 18.0%
Auto Components 2.5%
Fox Factory Holding Corp.*	86,773	3,739,916
Gentherm, Inc.*	70,856	2,632,301
Tenneco, Inc.	83,499	5,065,884

		11,438,101
Diversified Consumer Services 2.4%
Bright Horizons Family Solutions, Inc.*	56,885	4,904,056
K12, Inc.*	173,964	3,103,517
ServiceMaster Global Holdings, Inc.*	62,993	2,943,663

		10,951,236
Hotels, Restaurants & Leisure 3.0%
Buffalo Wild Wings, Inc.*	6,840	722,988
Del Taco Restaurants, Inc.*	267,828	4,108,481
Hilton Grand Vacations, Inc.*	95,746	3,698,668
Jack in the Box, Inc.	48,855	4,979,302

		13,509,439
Household Durables 3.2%
Helen of Troy Ltd.*	48,876	4,736,085
iRobot Corp.*	59,189	4,561,104
Mohawk Industries, Inc.*	8,736	2,162,247
Newell Brands, Inc.	76,744	3,274,667

		14,734,103
Media 1.9%
Cinemark Holdings, Inc.	104,091	3,769,135
Sinclair Broadcast Group, Inc. “A” (a)	158,121	5,067,778

		8,836,913
Specialty Retail 3.7%
Advance Auto Parts, Inc.	23,962	2,377,031
Burlington Stores, Inc.*	51,203	4,887,838
The Children’s Place, Inc.	41,173	4,864,590
Ulta Salon, Cosmetics & Fragrance, Inc.*	19,853	4,487,969

		16,617,428
Textiles, Apparel & Luxury Goods 1.3%
Carter’s, Inc.	37,700	3,722,875
Hanesbrands, Inc.	89,662	2,209,272

		5,932,147

The accompanying notes are an integral part of the financial statements.

14	Deutsche Small Cap Growth Fund

	Shares	Value ($)
Consumer Staples 4.2%
Food & Staples Retailing 1.0%
Casey’s General Stores, Inc.	42,041	4,601,387
Food Products 1.2%
Hain Celestial Group, Inc.*	84,390	3,472,649
SunOpta, Inc.*	218,234	1,893,043

		5,365,692
Household Products 2.0%
Church & Dwight Co., Inc.	91,743	4,444,948
Spectrum Brands Holdings, Inc.	43,726	4,631,458

		9,076,406

Energy 2.0%
Energy Equipment & Services 0.7%
Core Laboratories NV	21,252	2,097,572
Solaris Oilfield Infrastructure, Inc. “A”*	78,674	1,371,288

		3,468,860
Oil, Gas & Consumable Fuels 1.3%
Diamondback Energy, Inc.*	4,678	458,257
Matador Resources Co.*	195,847	5,317,246

		5,775,503

Financials 4.6%
Banks 1.8%
FCB Financial Holdings, Inc. “A”*	81,540	3,938,382
Pinnacle Financial Partners, Inc.	12,611	844,306
South State Corp.	28,253	2,544,183
TriState Capital Holdings, Inc.*	39,605	906,955

		8,233,826
Capital Markets 1.7%
Affiliated Managers Group, Inc.	15,215	2,888,264
Moelis & Co. “A”	116,145	5,000,042

		7,888,306
Insurance 1.1%
Progressive Corp.	99,239	4,805,152

Health Care 19.1%
Biotechnology 9.3%
Acceleron Pharma, Inc.*	118,778	4,432,795
Aimmune Therapeutics, Inc.* (a)	194,076	4,811,144
Alkermes PLC*	52,829	2,685,826
Axovant Sciences Ltd.* (a)	110,128	757,681
BioMarin Pharmaceutical, Inc.*	50,016	4,654,989

The accompanying notes are an integral part of the financial statements.

Deutsche Small Cap Growth Fund	15

	Shares	Value ($)
Bluebird Bio, Inc.*	27,082	3,719,713
Clovis Oncology, Inc.*	53,672	4,422,573
Emergent BioSolutions, Inc.*	31,739	1,283,842
Heron Therapeutics, Inc.* (a)	76,558	1,236,412
Ligand Pharmaceuticals, Inc.*	49,456	6,733,434
Neurocrine Biosciences, Inc.*	39,023	2,391,329
Retrophin, Inc.*	188,082	4,681,361
TESARO, Inc.*	5,557	717,409

		42,528,508
Health Care Equipment & Supplies 1.5%
Cardiovascular Systems, Inc.*	131,313	3,696,461
Integra LifeSciences Holdings Corp.*	64,822	3,272,215

		6,968,676
Health Care Providers & Services 5.6%
BioScrip, Inc.*	1,271,425	3,496,419
Centene Corp.*	38,102	3,687,131
Molina Healthcare, Inc.*	121,253	8,337,356
Providence Service Corp.*	64,024	3,462,418
RadNet, Inc.*	151,985	1,755,427
Tivity Health, Inc.*	117,508	4,794,326

		25,533,077
Health Care Technology 0.9%
HMS Holdings Corp.*	209,316	4,157,016
Pharmaceuticals 1.8%
Avadel Pharmaceuticals PLC (ADR)*	286,909	3,012,544
Medicines Co.* (a)	31,678	1,173,353
Pacira Pharmaceuticals, Inc.*	109,321	4,105,004

		8,290,901

Industrials 16.9%
Aerospace & Defense 2.6%
HEICO Corp.	79,153	7,108,731
TransDigm Group, Inc.	17,740	4,535,231

		11,643,962
Airlines 0.7%
JetBlue Airways Corp.*	180,740	3,349,112
Building Products 0.7%
Masonite International Corp.*	46,518	3,219,046
Commercial Services & Supplies 1.3%
Advanced Disposal Services, Inc.*	184,842	4,656,170
Deluxe Corp.	14,602	1,065,362

		5,721,532

The accompanying notes are an integral part of the financial statements.

16	Deutsche Small Cap Growth Fund

	Shares	Value ($)
Construction & Engineering 0.5%
Primoris Services Corp.	74,151	2,181,522
Electrical Equipment 0.5%
Atkore International Group, Inc.*	127,589	2,489,261
Machinery 7.6%
IDEX Corp.	37,382	4,540,792
John Bean Technologies Corp.	21,558	2,179,514
Kennametal, Inc.	148,010	5,970,723
Kornit Digital Ltd.* (a)	136,559	2,089,353
Timken Co.	107,319	5,210,337
WABCO Holdings, Inc.*	48,589	7,191,172
Welbilt, Inc.*	326,718	7,530,850

		34,712,741
Trading Companies & Distributors 3.0%
Rush Enterprises, Inc. “A”*	192,114	8,892,957
United Rentals, Inc.*	35,570	4,934,982

		13,827,939

Information Technology 24.3%
Electronic Equipment, Instruments & Components 5.5%
Belden, Inc.	88,419	7,120,382
Cognex Corp.	83,522	9,210,806
IPG Photonics Corp.*	45,380	8,398,023
Knowles Corp.*	41,058	626,956

		25,356,167
Internet Software & Services 2.1%
CoStar Group, Inc.*	32,143	8,622,360
Five9, Inc.*	32,208	769,771

		9,392,131
IT Services 6.4%
Broadridge Financial Solutions, Inc.	56,986	4,605,609
Cardtronics PLC “A”*	17,461	401,778
Euronet Worldwide, Inc.*	58,019	5,499,621
Global Payments, Inc.	47,391	4,503,567
MAXIMUS, Inc.	74,339	4,794,865
WEX, Inc.*	42,024	4,715,933
WNS Holdings Ltd. (ADR)*	128,279	4,682,183

		29,203,556
Semiconductors & Semiconductor Equipment 3.8%
Advanced Energy Industries, Inc.*	94,448	7,627,620
Ambarella, Inc.* (a)	8,271	405,362
Applied Materials, Inc.	101,611	5,292,917
Cypress Semiconductor Corp.	91,538	1,374,901

The accompanying notes are an integral part of the financial statements.

Deutsche Small Cap Growth Fund	17

	Shares	Value ($)
Inphi Corp.* (a)	48,878	1,939,968
Mellanox Technologies Ltd.*	17,400	820,410

		17,461,178
Software 6.1%
Aspen Technology, Inc.*	124,213	7,801,818
Intuit, Inc.	31,834	4,524,885
Proofpoint, Inc.* (a)	68,621	5,985,124
Take-Two Interactive Software, Inc.*	22,400	2,289,952
TiVo Corp.	124,487	2,471,067
Tyler Technologies, Inc.*	26,553	4,628,719

		27,701,565
Technology Hardware, Storage & Peripherals 0.4%
Super Micro Computer, Inc.*	87,504	1,933,838

Materials 5.5%
Chemicals 3.2%
Huntsman Corp.	171,594	4,705,107
Minerals Technologies, Inc.	70,967	5,013,819
Trinseo SA	74,767	5,016,866

		14,735,792
Construction Materials 1.1%
Eagle Materials, Inc.	48,466	5,171,322
Containers & Packaging 0.7%
Berry Global Group, Inc.*	60,022	3,400,246
Metals & Mining 0.5%
Pan American Silver Corp.	120,304	2,050,052

Real Estate 2.6%
Equity Real Estate Investment Trusts (REITs)
National Storage Affiliates Trust	189,187	4,585,893
SBA Communications Corp. *	19,599	2,823,236
Urban Edge Properties	179,970	4,340,876

		11,750,005
Total Common Stocks (Cost $349,827,123)		444,013,644

Convertible Preferred Stock 0.1%
Health Care
Providence Service Corp., 5.5% (b) (Cost $212,100)	2,121	287,622

The accompanying notes are an integral part of the financial statements.

18	Deutsche Small Cap Growth Fund

	Shares	Value ($)
Exchange-Traded Fund 0.2%
iShares Russell 2000 Growth ETF (Cost $823,736)	4,790	857,218

Securities Lending Collateral 1.4%
Deutsche Government & Agency Securities Portfolio “Deutsche Government Cash Institutional Shares”, 0.93% (c) (d) (Cost $6,718,384)	6,718,384	6,718,384

Cash Equivalents 4.0%
Deutsche Central Cash Management Government Fund, 1.06% (c) (Cost $18,495,559)	18,495,559	18,495,559

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $376,076,902)	102.9	470,372,427
Other Assets and Liabilities, Net	(2.9)	(13,451,025)

Net Assets	100.0	456,921,402

*	Non-income producing security.

(a)	All or a portion of these securities were on loan. In addition, “Other Assets and Liabilities, Net” may include pending sales that are also on loan. The value of securities loaned at September 30, 2017 amounted to $6,658,841, which is 1.5% of net assets.

(b)	Investment was valued using significant unobservable inputs.

(c)	Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(d)	Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

ADR: American Depositary Receipt

The accompanying notes are an integral part of the financial statements.

Deutsche Small Cap Growth Fund	19

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of September 30, 2017 in valuing the Fund’s investments. For information on the Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Common Stocks (e)	$444,013,644	$—	$—	$444,013,644
Convertible Preferred Stock	—	—	287,622	287,622
Exchange-Traded Fund	857,218	—	—	857,218
Short-Term Investments (e)	25,213,943	—	—	25,213,943
Total	$470,084,805	$—	$287,622	$470,372,427

There have been no transfers between fair value measurement levels during the year ended September 30, 2017.

(e)	See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

20	Deutsche Small Cap Growth Fund

Statement of Assets and Liabilities

as of September 30, 2017

Assets
Investments in non-affiliated securities, at value (cost $350,862,959) — including $6,658,841 of securities loaned	$445,158,484
Investment in Deutsche Government & Agency Securities Portfolio (cost $6,718,384)*	6,718,384
Investment in Deutsche Central Cash Management Government Fund (cost $18,495,559)	18,495,559
Cash	10,203
Foreign currency, at value (cost $672)	604
Receivable for investments sold	1,528,431
Receivable for Fund shares sold	32,435
Dividends receivable	73,351
Interest receivable	25,506
Due from Advisor	142,807
Total assets	472,185,764

Liabilities
Payable upon return of securities loaned	6,718,384
Payable for investments purchased	7,159,999
Payable for Fund shares redeemed	511,724
Accrued management fee	271,603
Accrued Trustees’ fees	522
Other accrued expenses and payables	602,130
Total liabilities	15,264,362
Net assets, at value	$456,921,402

Net Assets Consist of
Net unrealized appreciation (depreciation) on:
Investments	94,295,525
Foreign currency	(68)
Accumulated net realized gain (loss)	7,039,339
Paid-in capital	355,586,606
Net assets, at value	$456,921,402

*	Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Deutsche Small Cap Growth Fund	21

Statement of Assets and Liabilities as of September 30, 2017 (continued)

Net Asset Value

Class A
Net Asset Value and redemption price per share ($191,377,031 ÷ 5,704,184 shares of capital stock outstanding, $.01 par value, unlimited shares authorized)	$33.55
Maximum offering price per share (100 ÷ 94.25 of $33.55)	$35.60
Class C
Net Asset Value offering and redemption price per share ($14,573,101 ÷ 507,344 shares of capital stock outstanding, $.01 par value, unlimited shares authorized)	$28.72
Class R
Net Asset Value offering and redemption price per share ($3,793,547 ÷ 114,864 shares of capital stock outstanding, $.01 par value, unlimited shares authorized)	$33.03
Class R6
Net Asset Value offering and redemption price per share ($1,143,557 ÷ 33,809 shares of capital stock outstanding, $.01 par value, unlimited shares authorized)	$33.82
Class S
Net Asset Value offering and redemption price per share ($227,634,621 ÷ 6,511,825 shares of capital stock outstanding, $.01 par value, unlimited shares authorized)	$34.96
Institutional Class
Net Asset Value offering and redemption price per share ($18,399,545 ÷ 519,922 shares of capital stock outstanding, $.01 par value, unlimited shares authorized)	$35.39

The accompanying notes are an integral part of the financial statements.

22	Deutsche Small Cap Growth Fund

Statement of Operations

for the year ended September 30, 2017

Investment Income
Income:
Dividends (net of foreign taxes withheld of $700)	$633,662
Income distributions — Deutsche Central Cash Management Government Fund	42,888
Securities lending income, net of borrower rebates	62,156
Other income	34,828
Total income	773,534
Expenses:
Management fee	858,095
Administration fee	132,015
Services to shareholders	257,922
Distribution and service fees	162,635
Custodian fee	3,868
Professional fees	92,191
Reports to shareholders	45,108
Registration fees	92,025
Trustees’ fees and expenses	7,525
Other	14,173
Total expenses before expense reductions	1,665,557
Expense reductions	(284,975)
Total expenses after expense reductions	1,380,582
Net investment income (loss)	(607,048)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	10,151,319
Change in net unrealized appreciation (depreciation) on:
Investments	16,793,761
Foreign currency	30
16,793,791
Net gain (loss)	26,945,110
Net increase (decrease) in net assets resulting from operations	$26,338,062

The accompanying notes are an integral part of the financial statements.

Deutsche Small Cap Growth Fund	23

Statements of Changes in Net Assets

	Years Ended September 30,
Increase (Decrease) in Net Assets	2017	2016

Operations:
Net investment income (loss)	$(607,048)	$(741,564)
Net realized gain (loss)	10,151,319	(784,494)
Change in net unrealized appreciation (depreciation)	16,793,791	8,045,154
Net increase (decrease) in net assets resulting from operations	26,338,062	6,519,096
Distributions to shareholders from:
Net realized gains:
Class A	—	(2,010,491)
Class B	—	(2,105)*
Class C	—	(515,317)
Class R	—	(200,912)
Class R6	—	(631)
Class S	—	(5,540,501)
Institutional Class	—	(128,365)
Total distributions	—	(8,398,322)
Fund share transactions:
Proceeds from shares sold	30,555,558	43,826,234
Reinvestment of distributions	—	7,979,067
Payments for shares redeemed	(70,487,874)	(61,967,641)
Redemption fees	3,767	2,519
Net assets acquired in tax-free reorganization**	331,342,722	—
Net increase (decrease) in net assets from Fund share transactions	291,414,173	(10,159,821)
Increase (decrease) in net assets	317,752,235	(12,039,047)
Net assets at beginning of period	139,169,167	151,208,214
Net assets at end of period (including undistributed net investment income/net investment loss of $0 and $521,526, respectively)	$456,921,402	$139,169,167

*	For the period from October 1, 2015 to February 10, 2016 (see Note A).
**	On September 28, 2017, Deutsche Mid Cap Growth Fund was acquired by the Fund through a tax-free reorganization (See Note F).

The accompanying notes are an integral part of the financial statements.

24	Deutsche Small Cap Growth Fund

Financial Highlights

	Years Ended September 30,
Class A	2017		2016	2015	2014	2013

Selected Per Share Data
Net asset value, beginning of period	$27.77		$28.22	$30.49	$32.30	$24.37
Income (loss) from investment operations:
Net investment income (loss)[a]	(.18)		(.17)	(.30)	(.29)	(.11)
Net realized and unrealized gain (loss)	5.96		1.34	1.54	1.48	8.04
Total from investment operations	5.78		1.17	1.24	1.19	7.93
Less distributions from:
Net realized gains	—		(1.62)	(3.51)	(3.00)	—
Redemption fees	.00	*	.00 *	.00 *	.00 *	.00 *
Net asset value, end of period	$33.55		$27.77	$28.22	$30.49	$32.30
Total Return (%)[b]	20.81	[c]	4.41 [c]	4.17	3.71 [c]	32.54

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	191		36	35	32	31
Ratio of expenses before expense reductions (%)	1.41		1.37	1.40	1.41	1.47
Ratio of expenses after expense reductions (%)	1.17		1.30	1.40	1.39	1.47
Ratio of net investment income (loss) (%)	(.59)		(.64)	(.97)	(.92)	(.41)
Portfolio turnover rate (%)	32		50	58	72	74

[a]	Based on average shares outstanding during the period.

[b]	Total return does not reflect the effect of any sales charges.

[c]	Total return would have been lower had certain expenses not been reduced.

*	Amount is less than $.005.

Deutsche Small Cap Growth Fund	25

	Years Ended September 30,
Class C	2017		2016	2015	2014	2013

Selected Per Share Data
Net asset value, beginning of period	$23.96		$24.74	$27.34	$29.47	$22.40
Income (loss) from investment operations:
Net investment income (loss)[a]	(.34)		(.32)	(.46)	(.48)	(.29)
Net realized and unrealized gain (loss)	5.10		1.16	1.37	1.35	7.36
Total from investment operations	4.76		.84	.91	.87	7.07
Less distributions from:
Net realized gains	—		(1.62)	(3.51)	(3.00)	—
Redemption fees	.00	*	.00 *	.00 *	.00 *	.00 *
Net asset value, end of period	$28.72		$23.96	$24.74	$27.34	$29.47
Total Return (%)[b]	19.87	[c]	3.65 [c]	3.37	2.93 [c]	31.56

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	15		7	8	5	5
Ratio of expenses before expense reductions (%)	2.14		2.14	2.14	2.19	2.22
Ratio of expenses after expense reductions (%)	1.92		2.05	2.14	2.14	2.22
Ratio of net investment income (loss) (%)	(1.33)		(1.39)	(1.70)	(1.67)	(1.16)
Portfolio turnover rate (%)	32		50	58	72	74

[a]	Based on average shares outstanding during the period.

[b]	Total return does not reflect the effect of any sales charges.

[c]	Total return would have been lower had certain expenses not been reduced.

*	Amount is less than $.005.

26	Deutsche Small Cap Growth Fund

	Years Ended September 30,
Class R	2017		2016	2015	2014	2013

Selected Per Share Data
Net asset value, beginning of period	$27.41		$27.94	$30.30	$32.18	$24.33
Income (loss) from investment operations:
Net investment income (loss)[a]	(.25)		(.23)	(.39)	(.37)	(.25)
Net realized and unrealized gain (loss)	5.87		1.32	1.54	1.49	8.10
Total from investment operations	5.62		1.09	1.15	1.12	7.85
Less distributions from:
Net realized gains	—		(1.62)	(3.51)	(3.00)	—
Redemption fees	.00	*	.00 *	.00 *	.00 *	.00	*
Net asset value, end of period	$33.03		$27.41	$27.94	$30.30	$32.18
Total Return (%)	20.50	[b]	4.15 [b]	3.87	3.50	32.26	[b]

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	4		4	3	1	.115
Ratio of expenses before expense reductions (%)	1.73		1.69	1.71	1.63	1.81
Ratio of expenses after expense reductions (%)	1.42		1.55	1.71	1.63	1.73
Ratio of net investment income (loss) (%)	(.83)		(.89)	(1.28)	(1.18)	(.88)
Portfolio turnover rate (%)	32		50	58	72	74

[a]	Based on average shares outstanding during the period.

[b]	Total return would have been lower had certain expenses not been reduced.

*	Amount is less than $.005.

Deutsche Small Cap Growth Fund	27

	Years Ended September 30,				Period Ended 9/30/14[a]
Class R6	2017		2016	2015

Selected Per Share Data
Net asset value, beginning of period	$27.94		$28.29	$30.50	$31.79
Income (loss) from investment operations:
Net investment income (loss)[b]	(.10)		(.07)	(.25)	(.02)
Net realized and unrealized gain (loss)	5.98		1.34	1.55	(1.27)
Total from investment operations	5.88		1.27	1.30	(1.29)
Less distributions from:
Net realized gains	—		(1.62)	(3.51)	—
Redemption fees	.00	***	.00 ***	.00 ***	.00	***
Net asset value, end of period	$33.82		$27.94	$28.29	$30.50
Total Return (%)	21.05	[c]	4.77 [c]	4.37 [c]	(4.06	)**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ thousands)	1,144		923	10	10
Ratio of expenses before expense reductions (%)	.98		.96	1.36	1.02	*
Ratio of expenses after expense reductions (%)	.92		.94	1.22	1.02	*
Ratio of net investment income (loss) (%)	(.33)		(.25)	(.79)	(.60	)*
Portfolio turnover rate (%)	32		50	58	72	[d]

[a]	For the period from August 25, 2014 (commencement of operations) to September 30, 2014.

[b]	Based on average shares outstanding during the period.

[c]	Total return would have been lower had certain expenses not been reduced.

[d]	Represents the Fund’s portfolio turnover rate for the year ended September 30, 2014

*	Annualized

**	Not annualized

***	Amount is less than $.005.

28	Deutsche Small Cap Growth Fund

	Years Ended September 30,
Class S	2017		2016	2015	2014	2013

Selected Per Share Data
Net asset value, beginning of period	$28.87		$29.20	$31.36	$33.06	$24.88
Income (loss) from investment operations:
Net investment income (loss)[a]	(.10)		(.11)	(.23)	(.22)	(.05)
Net realized and unrealized gain (loss)	6.19		1.40	1.58	1.52	8.23
Total from investment operations	6.09		1.29	1.35	1.30	8.18
Less distributions from:
Net realized gains	—		(1.62)	(3.51)	(3.00)	—
Redemption fees	.00	*	.00 *	.00 *	.00 *	.00	*
Net asset value, end of period	$34.96		$28.87	$29.20	$31.36	$33.06
Total Return (%)	21.09	[b]	4.68 [b]	4.43	3.98 [b]	32.88	[b]

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	228		79	103	78	72
Ratio of expenses before expense reductions (%)	1.14		1.16	1.15	1.16	1.23
Ratio of expenses after expense reductions (%)	.92		1.06	1.15	1.14	1.23
Ratio of net investment income (loss) (%)	(.33)		(.40)	(.72)	(.67)	(.16)
Portfolio turnover rate (%)	32		50	58	72	74

[a]	Based on average shares outstanding during the period.

[b]	Total return would have been lower had certain expenses not been reduced.

*	Amount is less than $.005.

Deutsche Small Cap Growth Fund	29

	Years Ended September 30,
Institutional Class	2017		2016	2015	2014	2013

Selected Per Share Data
Net asset value, beginning of period	$29.23		$29.53	$31.66	$33.33	$25.04
Income (loss) from investment operations:
Net investment income (loss)[a]	(.10)		(.09)	(.20)	(.21)	.13
Net realized and unrealized gain (loss)	6.26		1.41	1.58	1.54	8.16
Total from investment operations	6.16		1.32	1.38	1.33	8.29
Less distributions from:
Net realized gains	—		(1.62)	(3.51)	(3.00)	—
Redemption fees	.00	*	.00 *	.00 *	.00 *	.00	*
Net asset value, end of period	$35.39		$29.23	$29.53	$31.66	$33.33
Total Return (%)	21.07	[b]	4.73 [b]	4.52	4.01	33.11

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	18		11	2	1	1
Ratio of expenses before expense reductions (%)	1.02		.99	1.08	1.11	1.03
Ratio of expenses after expense reductions (%)	.92		.96	1.08	1.11	1.03
Ratio of net investment income (loss) (%)	(.33)		(.32)	(.64)	(.64)	.49
Portfolio turnover rate (%)	32		50	58	72	74

[a]	Based on average shares outstanding during the period.

[b]	Total return would have been lower had certain expenses not been reduced.

*	Amount is less than $.005.

30	Deutsche Small Cap Growth Fund

Notes to Financial Statements

A. Organization and Significant Accounting Policies

Deutsche Small Cap Growth Fund (the “Fund”) is a diversified series of Deutsche Investment Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are subject to an initial sales charge. Class B shares automatically converted to Class A shares on February 10, 2016 and are no longer offered. Class B shares were not subject to an initial sales charge and were subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class C shares are not subject to an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class R shares and Class R6 shares are not subject to initial or contingent deferred sales charges and are generally available only to certain retirement plans. Class S shares are not subject to initial or contingent deferred sales charges and are only available to a limited group of investors. Institutional Class shares are not subject to initial or contingent deferred sales charges and are generally available only to qualified institutions.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Deutsche Small Cap Growth Fund	31

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Equity securities and exchange-traded funds (“ETFs”) are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities and ETF’s are generally categorized as Level 1.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund’s valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund’s Investment Portfolio.

Securities Lending. Prior to October 24, 2016, Deutsche Bank AG served as security lending agent for the Fund. Effective October 24, 2016, Brown Brothers Harriman & Co. serves as security lending agent to the Fund. The lending agent lends securities of the Fund to certain financial institutions under the terms of its securities lending agreement. During the term of the

32	Deutsche Small Cap Growth Fund

loans, the Fund continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. As of period end, any securities on loan were collateralized by cash. During the year ended September 30, 2017, the Fund invested the cash collateral into a joint trading account in affiliated money market funds managed by Deutsche Investment Management Americas Inc. As of September 30, 2017, the Fund invested the cash collateral in Deutsche Government & Agency Securities Portfolio. Deutsche Investment Management Americas Inc. receives a management/administration fee (0.13% annualized effective rate as of September 30, 2017) on the cash collateral invested in Deutsche Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan at any time, and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of September 30, 2017, the Fund had securities on loan, which were classified as common stocks in the Investment Portfolio. The value of the related collateral exceeded the value of the securities loaned at period end. As of period end, the remaining contractual maturity of the collateral agreements were overnight and continuous.

Federal Income Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

The Fund has reviewed the tax positions for the open tax years as of September 30, 2017 and has determined that no provision for income tax and/or uncertain tax provisions is required in the Fund’s financial statements. The Fund’s federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Deutsche Small Cap Growth Fund	33

Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to net investment losses incurred by the Fund and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At September 30, 2017, the Fund’s components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed long-term capital gains	$8,395,555
Net unrealized appreciation (depreciation) on investments	$92,939,309

At September 30, 2017, the aggregate cost of investments for federal income tax purposes was $377,433,118. The net unrealized appreciation for all investments based on tax cost was $92,939,309. This consisted of aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost of $100,006,205 and aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value of $7,066,896.

In addition, the tax character of distributions paid to shareholders by the Fund in summarized as follows:

	Years Ended September 30,
	2017	2016
Distributions from long-term capital gains	$—	$8,398,322

Redemption Fees. Prior to February 1, 2017, the Fund imposed a redemption fee of 2% of the total redemption amount on Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange (subject to certain exceptions). This fee was assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee was accounted for as an addition to paid-in capital.

34	Deutsche Small Cap Growth Fund

Expenses. Expenses of the Trust arising in connection with a specific Fund are allocated to that Fund. Other Trust expenses which cannot be directly attributed to a Fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments.

B. Purchases and Sales of Securities

During the year ended September 30, 2017, purchases and sales of investment securities (excluding short-term investments) aggregated $47,726,990 and $84,396,277, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. (“DIMA” or the “Advisor”), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. For the period from October 1, 2016 to September 27, 2017, the management fee payable under the Investment Management Agreement was equal to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.65% of the Fund’s average daily net assets, computed and accrued daily and payable monthly.

Deutsche Small Cap Growth Fund	35

Effective September 28, 2017, under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund’s average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $500 million of the Fund’s average daily net assets	.65%
Next $1.0 billion of such net assets	.60%
Next $2.5 billion of such net assets	.55%
Next $2.5 billion of such net assets	.54%
Next $2.5 billion of such net assets	.53%
Next $2.5 billion of such net assets	.52%
Over $11.5 billion of such net assets	.51%

Accordingly, for the year ended September 30, 2017, the fee pursuant to the Investment Management Agreement was equivalent to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.65% of the Fund’s average daily net assets.

For the period from October 1, 2016 through January 31, 2018, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Class A	1.17%
Class C	1.92%
Class R	1.42%
Class R6	.92%
Class S	.92%
Institutional Class	.92%

For the year ended September 30, 2017, fees waived and/or expenses reimbursed for each class are as follows:

Class A	$74,721
Class C	14,955
Class R	12,264
Class R6	601
Class S	167,877
Institutional Class	14,557
$284,975

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services

36	Deutsche Small Cap Growth Fund

provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee (“Administration Fee”) of 0.10% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. For the year ended September 30, 2017, the Administration Fee was $132,015, of which $37,303 is unpaid.

Service Provider Fees. Deutsche AM Service Company (“DSC”), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent of the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. (“DST”), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended September 30, 2017, the amounts charged to the Fund by DSC were as follows:

Services to Shareholders	Total Aggregated	Unpaid at September 30, 2017
Class A	$17,449	$17,449
Class C	2,162	2,162
Class R	730	232
Class R6	162	58
Class S	72,644	70,286
Institutional Class	760	383
	$93,907	$90,570

Distribution and Service Fees. Under the Fund’s Class C and R 12b-1 plans, Deutsche AM Distributors, Inc. (“DDI”), an affiliate of the Advisor, receives a fee (“Distribution Fee”) of 0.75% of average daily net assets of Class C shares and 0.25% of the average daily net assets of Class R shares. In accordance with the Fund’s Underwriting and Distribution Service Agreement, DDI enters into related selling group agreements with various firms at various rates for sales of Class C and R shares. For the year ended September 30, 2017, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at September 30, 2017
Class C	$52,080	$8,916
Class R	9,806	756
	$61,886	$9,672

In addition, DDI provides information and administrative services for a fee (“Service Fee”) to Class A, C and R shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder

Deutsche Small Cap Growth Fund	37

accounts the firms service. For the year ended September 30, 2017, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at September 30, 2017	Annual Rate
Class A	$73,685	$73,685	.24%
Class C	17,293	12,179	.25%
Class R	9,771	3,022	.25%
	$100,749	$88,886

Underwriting Agreement and Contingent Deferred Sales Charge. DDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended September 30, 2017 aggregated $1,431.

In addition, DDI receives any contingent deferred sales charge (“CDSC”) from Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is 1% of the value of the shares redeemed for Class C. For the year ended September 30, 2017, the CDSC for the Fund’s Class C shares was $1,005. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the year ended September 30, 2017, DDI received $1,414 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended September 30, 2017, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders” aggregated $17,490, of which $7,603 is unpaid.

Trustees’ Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Deutsche Central Cash Management Government Fund and Deutsche Variable NAV Money Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund seeks to provide a high level of current income consistent with liquidity and the preservation of capital. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. Deutsche Central Cash Management Government Fund seeks to maintain a stable net asset value, and Deutsche Variable NAV Money Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. Deutsche Central Cash Management Government Fund does not pay the

38	Deutsche Small Cap Growth Fund

Advisor an investment management fee. To the extent that Deutsche Variable NAV Money Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund’s assets invested in Deutsche Variable NAV Money Fund.

D. Line of Credit

The Fund and other affiliated funds (the “Participants”) share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee, which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at September 30, 2017.

E. Fund Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended September 30, 2017		Year Ended September 30, 2016
	Shares	Dollars	Shares		Dollars

Shares sold
Class A	181,345	$5,419,955	456,865		$11,843,869
Class C	23,177	591,895	110,601		2,553,214
Class R	20,255	593,408	68,842		1,825,208
Class R6	11,466	350,040	39,013		957,927
Class S	496,557	15,582,863	545,323		14,775,378
Institutional Class	250,080	8,017,397	428,801		11,870,638
		$30,555,558			$43,826,234

Shares issued to shareholders in reinvestment of distributions
Class A	—	$—	66,192		$1,757,403
Class B	—	—	92	*	2,105	*
Class C	—	—	21,107		486,307
Class R	—	—	7,651		200,912
Class R6	—	—	24		631
Class S	—	—	196,200		5,403,344
Institutional Class	—	—	4,607		128,365
		$—			$7,979,067

Deutsche Small Cap Growth Fund	39

	Year Ended September 30, 2017		Year Ended September 30, 2016
	Shares	Dollars	Shares	Dollars

Shares redeemed
Class A	(694,210)	$(20,740,622)	(442,024)	$(11,735,982)
Class B	—	—	(1,878)*	(39,714)*
Class C	(104,171)	(2,681,158)	(125,944)	(2,897,270)
Class R	(51,019)	(1,523,989)	(48,577)	(1,309,981)
Class R6	(10,710)	(323,784)	(6,354)	(158,125)
Class S	(1,255,968)	(39,553,543)	(1,527,881)	(41,969,186)
Institutional Class	(174,577)	(5,664,778)	(136,927)	(3,857,383)
		$(70,487,874)		$(61,967,641)

Redemption fees		$3,767		$2,519

Shares issued in tax-free reorganization**
Class A	4,912,420	$163,979,750	—	$—
Class C	276,850	7,912,595	—	—
Class S	4,518,222	157,143,190	—	—
Institutional Class	65,526	2,307,187	—	—
		$331,342,722		$—

Net increase (decrease)
Class A	4,399,555	$148,659,106	81,033	$1,866,217
Class B	—	—	(1,786)*	(37,609)*
Class C	195,856	5,823,341	5,764	142,254
Class R	(30,764)	(930,581)	27,916	716,139
Class R6	756	26,256	32,683	800,433
Class S	3,758,811	133,174,095	(786,358)	(21,790,208)
Institutional Class	141,029	4,661,956	296,481	8,142,953
		$291,414,173		$(10,159,821)

*	For the period from October 1, 2015 to February 10, 2016 (see Note A).

**	On September 28, 2017, Deutsche Mid Cap Growth Fund was acquired by the Fund through a tax-free reorganization (See Note F).

F. Acquisition of Assets

On September 28, 2017, the Fund acquired all of the net assets of Deutsche Mid Cap Growth Fund pursuant to a plan of reorganization approved by the Board of Trustees in July 2017. The acquisition was

40	Deutsche Small Cap Growth Fund

accomplished by a tax-free exchange of 10,855,062 Class A shares, 644,749 Class C shares, 9,922,570 Class S shares and 142,560 Institutional Class shares of Deutsche Mid Cap Growth Fund for 4,912,420 Class A shares, 276,850 Class C shares, 4,518,222 Class S shares and 65,526 Institutional Class shares of the Fund, respectively, outstanding on September 28, 2017. Deutsche Mid Cap Growth Fund’s net assets at that date, $331,342,722 including $56,444,753 of net unrealized appreciation, were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $125,488,895. The combined net assets of the Fund immediately following the acquisition were $456,831,617.

The financial statements reflect the operations of the Funds for the period prior to the acquisition and the combined fund for the period subsequent to the fund merger. Assuming the acquisition having been completed on October 1, 2016, the Fund’s pro forma results of operations for the year ended September 30, 2017 are as follows:

Net investment income	$(953,583)
Net gain (loss) on investments	$86,404,796
Net increase (decrease) in net assets resulting from operations	$85,451,213

Because the combined investment portfolio has been managed as a single integrated Fund since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of Deutsche Mid Cap Growth Fund that have been included in the Fund’s Statement of Operations since September 28, 2017.

Deutsche Small Cap Growth Fund	41

Report of Independent Registered Public Accounting Firm

To the Trustees of Deutsche Investment Trust and Shareholders of the Deutsche Small Cap Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Deutsche Small Cap Growth Fund (the “Fund”) as of September 30, 2017, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of September 30, 2017 by correspondence with the custodian, transfer agent, brokers and the application of alternative auditing procedures where confirmations had not been received, provide a reasonable basis for our opinion.

Boston, Massachusetts	PricewaterhouseCoopers LLP
November 27, 2017

42	Deutsche Small Cap Growth Fund

Information About Your Fund’s Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads) and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (April 1, 2017 to September 30, 2017).

The tables illustrate your Fund’s expenses in two ways:

–	Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

–	Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.

Deutsche Small Cap Growth Fund	43

Expenses and Value of a $1,000 Investment for the six months ended September 30, 2017 (Unaudited)

Actual Fund Return	Class A	Class C	Class R	Class R6	Class S	Institutional Class
Beginning Account Value 4/1/17	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 9/30/17	$1,097.80	$1,093.60	$1,096.20	$1,099.10	$1,099.00	$1,099.10
Expenses Paid per $1,000*	$6.15	$10.08	$7.46	$4.84	$4.84	$4.84

Hypothetical 5% Fund Return	Class A	Class C	Class R	Class R6	Class S	Institutional Class
Beginning Account Value 4/1/17	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 9/30/17	$1,019.20	$1,015.44	$1,017.95	$1,020.46	$1,020.46	$1,020.46
Expenses Paid per $1,000*	$5.92	$9.70	$7.18	$4.66	$4.66	$4.66

*	Expenses are equal to the Fund’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 183 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class C	Class R	Class R6	Class S	Institutional Class
Deutsche Small Cap Growth Fund	1.17%	1.92%	1.42%	.92%	.92%	.92%

For more information, please refer to the Fund’s prospectus.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to http://apps.finra.org/fundanalyzer/1/fa.aspx.

44	Deutsche Small Cap Growth Fund

Tax Information	(Unaudited)

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $9,235,000 as capital gain dividends for its year ended September 30, 2017.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337.

Deutsche Small Cap Growth Fund	45

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees (hereinafter referred to as the “Board” or “Trustees”) approved the renewal of Deutsche Small Cap Growth Fund’s (the “Fund”) investment management agreement (the “Agreement”) with Deutsche Investment Management Americas Inc. (“DIMA”) in September 2017.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

–	During the entire process, all of the Fund’s Trustees were independent of DIMA and its affiliates (the “Independent Trustees”).

–	The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the “Fee Consultant”). Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

–	The Board also received extensive information throughout the year regarding performance of the Fund.

–	The Independent Trustees regularly met privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

–	In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the

46	Deutsche Small Cap Growth Fund

Fund. DIMA is part of Deutsche Bank AG’s (“Deutsche Bank”) Asset Management (“Deutsche AM”) division. Deutsche AM is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world.

As part of the contract review process, the Board carefully considered the fees and expenses of each Deutsche fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct (“Morningstar”), an independent fund data service. The Board also noted that it has put into place a process of identifying “Funds in Review” (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that, for the one-, three- and five-year periods ended December 31, 2016, the Fund’s performance (Class A shares) was in the 3rd quartile of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in the one-, three- and five-year periods ended December 31, 2016.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions,

Deutsche Small Cap Growth Fund	47

Inc. (“Broadridge”) and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were lower than the median (1st quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2016). The Board noted that, in connection with the merger of Deutsche Mid Cap Growth Fund into the Fund, DIMA agreed to implement new management fee breakpoints effective on or about September 28, 2017. The Board noted that the Fund’s Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be higher than the median (3rd quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2016, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) (“Broadridge Universe Expenses”). The Board also reviewed data comparing each share class’s total (net) operating expenses to the applicable Broadridge Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable Deutsche U.S. registered funds (“Deutsche Funds”), noting that DIMA indicated that it does not provide services to any other comparable Deutsche Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“Deutsche Europe funds”) managed by Deutsche AM. The Board noted that DIMA indicated that Deutsche AM does not manage any institutional accounts or Deutsche Europe funds comparable to the Fund.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the Deutsche Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the

48	Deutsche Small Cap Growth Fund

information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the Deutsche Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s revised investment management fee schedule taking effect on or about September 28, 2017 includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund, any fees received by an affiliate of DIMA for transfer agency services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public relations benefits to DIMA related to Deutsche Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of

Deutsche Small Cap Growth Fund	49

which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

50	Deutsche Small Cap Growth Fund

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund. Each Board Member’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Keith R. Fox, Deutsche Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Deutsche Fund Complex Overseen	Other Directorships Held by Board Member
Keith R. Fox, CFA (1954) Chairperson since 2017, and Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)	93	—
Kenneth C. Froewiss (1945) Vice Chairperson since 2017, Board Member since 2001	Retired Clinical Professor of Finance, NYU Stern School of Business (1997–2014); Member, Finance Committee, Association for Asian Studies (2002–present); Director, Mitsui Sumitomo Insurance Group (US) (2004–present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	96	—

Deutsche Small Cap Growth Fund	51

Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Deutsche Fund Complex Overseen	Other Directorships Held by Board Member
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Director and former Chairman of the Board, Healthways, Inc.[2] (population well-being and wellness services) (2003–2014); Stockwell Capital Investments PLC (private equity); Enron Corporation; FNB Corporation; Tokheim Corporation; First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International. Not-for-Profit Director, Trustee: Palm Beach Civic Association; Public Radio International; Window to the World Communications (public media); Harris Theater for Music and Dance (Chicago)	93	Portland General Electric[2] (utility company) (2003– present)
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); The Pew Charitable Trusts (charitable organization); former Directorships: Becton Dickinson and Company[2] (medical technology company); Belo Corporation[2] (media company); The PBS Foundation; Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College; North Bennett Street School (Boston)	93	—
Dawn-Marie Driscoll (1946) Board Member since 1987	Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly: President, Driscoll Associates (consulting firm); Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene’s (retail) (1978–1988). Directorships: Advisory Board, Center for Business Ethics, Bentley University; Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); former Directorships: ICI Mutual Insurance Company (2007–2015); Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	93	—

52	Deutsche Small Cap Growth Fund

Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Deutsche Fund Complex Overseen	Other Directorships Held by Board Member
Paul K. Freeman (1950) Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Independent Directors Council (former chair); Investment Company Institute (executive and nominating committees); formerly: Chairman of Education Committee of Independent Directors Council; Project Leader, International Institute for Applied Systems Analysis (1998–2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986–1998); Directorships: Denver Zoo Foundation (December 2012–present); Knoebel Institute for Healthy Aging, University of Denver (2017–present); former Directorships: Prisma Energy International	93	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995–June 2000); Director, Lauder Institute of International Management Studies (July 2000–June 2006)	93	Director, Aberdeen Singapore and Japan Funds (since 2007); Independent Director of Barclays Bank Delaware (since September 2010)
William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival	93	—
Rebecca W. Rimel (1951) Board Member since 1995	President, Chief Executive Officer and Director, The Pew Charitable Trusts (charitable organization) (1994–present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care[2] (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012)	93	Director, Becton Dickinson and Company[2] (medical technology company) (2012– present); Director, BioTelemetry Inc.[2] (health care) (2009– present)

Deutsche Small Cap Growth Fund	53

Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Deutsche Fund Complex Overseen	Other Directorships Held by Board Member
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	93	—
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997–2001); Director, Financial Markets U.S. Government Accountability Office (1996–1997); Partner, Norton Rose Fulbright, L.L.P. (law firm) (1978–1996); former Directorships: The William and Flora Hewlett Foundation (charitable organization) (2000–2015); Service Source, Inc. (nonprofit), Mutual Fund Directors Forum (2002–2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987–1990 and 1994–1996)	93	—

Officers[4]
Name, Year of Birth, Position with the Fund and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Brian E. Binder[8] (1972) President and Chief Executive Officer, 2013–present	Managing Director[3] and Head of US Product and Fund Administration, Deutsche Asset Management (2013–present); Director and President, Deutsche AM Service Company (since 2016); Director and Vice President, Deutsche AM Distributors, Inc. (since 2016); Director and President, DB Investment Managers, Inc. (since 2016); formerly, Head of Business Management and Consulting at Invesco, Ltd. (2010–2012)
John Millette[7] (1962) Vice President and Secretary, 1999–present	Director,[3] Deutsche Asset Management; Chief Legal Officer, Deutsche Investment Management Americas Inc. (2015–present); and Director and Vice President, Deutsche AM Trust Company (since 2016); formerly, Secretary, Deutsche Investment Management Americas Inc. (2015–2017)
Hepsen Uzcan[9] (1974) Vice President, since 2016 Assistant Secretary, 2013–present	Director,[3] Deutsche Asset Management
Paul H. Schubert[9] (1963) Chief Financial Officer, 2004–present Treasurer, 2005–present	Managing Director,[3] Deutsche Asset Management, and Chairman, Director and President, Deutsche AM Trust Company (since 2013); Vice President, Deutsche AM Distributors, Inc. (since 2016); formerly, Director, Deutsche AM Trust Company (2004–2013)
Caroline Pearson[7] (1962) Chief Legal Officer, 2010–present	Managing Director,[3] Deutsche Asset Management; formerly, Secretary, Deutsche AM Distributors, Inc.; Secretary, Deutsche AM Service Company

54	Deutsche Small Cap Growth Fund

Name, Year of Birth, Position with the Fund and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Scott D. Hogan[7] (1970) Chief Compliance Officer, since 2016	Director,[3] Deutsche Asset Management
Wayne Salit[6] (1967) Anti-Money Laundering Compliance Officer, 2014–present	Director,[3] Deutsche Asset Management; formerly: Managing Director, AML Compliance Officer at BNY Mellon (2011–2014); and Director, AML Compliance Officer at Deutsche Bank (2004–2011)
Sheila Cadogan[7] (1966) Assistant Treasurer, since July 12, 2017	Director,[3] Deutsche Asset Management
Paul Antosca[7] (1957) Assistant Treasurer, 2007–present	Director,[3] Deutsche Asset Management
Diane Kenneally[7] (1966) Assistant Treasurer, 2007–present	Director,[3] Deutsche Asset Management

[1]	The length of time served represents the year in which the Board Member joined the board of one or more Deutsche funds currently overseen by the Board.

[2]	A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

[3]	Executive title, not a board directorship.

[4]	As a result of their respective positions held with the Advisor, these individuals are considered “interested persons” of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

[5]	The length of time served represents the year in which the officer was first elected in such capacity for one or more Deutsche funds.

[6]	Address: 60 Wall Street, New York, NY 10005.

[7]	Address: One International Place, Boston, MA 02110.

[8]	Address: 222 South Riverside Plaza, Chicago, IL 60606.

[9]	Address: 345 Park Avenue, New York, New York 10154.

The fund’s Statement of Additional Information (“SAI”) includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

Deutsche Small Cap Growth Fund	55

Account Management Resources

For More Information

The automated telephone system allows you to access personalized account information and obtain information on other Deutsche funds using either your voice or your telephone keypad. Certain account types within Classes A, C and S also have the ability to purchase, exchange or redeem shares using this system.

For more information, contact your financial advisor. You may also access our automated telephone system or speak with a Shareholder Service representative by calling:

(800) 728-3337

Web Site

deutschefunds.com

View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Deutsche funds, retirement planning information, and more.

Written Correspondence	Deutsche Asset Management PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The fund’s policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — deutschefunds.com (click on “proxy voting” at the bottom of the page) — or on the SEC’s Web site — sec.gov. To obtain a written copy of the fund’s policies and procedures without charge, upon request, call us toll free at (800) 728-3337.
Portfolio Holdings	Following the fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC’s Web site at sec.gov, and it also may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (800) SEC-0330. The fund’s portfolio holdings are also posted on deutschefunds.com from time to time. Please see the fund’s current prospectus for more information.
Principal Underwriter	If you have questions, comments or complaints, contact: Deutsche AM Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

56	Deutsche Small Cap Growth Fund

Investment Management

Deutsche Investment Management Americas Inc. (“DIMA” or the “Advisor”), which is part of Deutsche Asset Management, is the investment advisor for the fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.

	Class A	Class C	Class S	Institutional Class
Nasdaq Symbol	SSDAX	SSDCX	SSDSX	SSDIX
CUSIP Number	25157M 885	25157M 703	25157M 604	25157M 505
Fund Number	471	771	2314	1471

For shareholders of Class R and Class R6
Automated Information Line	Deutsche AM Flex Plan Access (800) 728-3337 24-hour access to your retirement plan account.
Web Site

deutschefunds.com

Click “Retirement Plans“ to reallocate assets, process transactions, review your funds, and subscribe to fund updates by e-mail through our secure online account access.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Deutsche funds, retirement planning information, and more.

For More Information	(800) 728-3337 To speak with a service representative.
Written Correspondence	Deutsche AM Service Company 222 South Riverside Plaza Chicago, IL 60606-5806

	Class R	Class R6
Nasdaq Symbol	SSDGX	SSDZX
CUSIP Number	25157M 638	25157M 596
Fund Number	1571	1614

Deutsche Small Cap Growth Fund	57

DSCGF-2

(R-024425-7 11/17)

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. Paul K. Freeman, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

deutsche small cap growth Fund form n-csr disclosure re: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended September 30,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2017	$65,436	$0	$0	$0
2016	$63,746	$0	$0	$0

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended September 30,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2017	$0	$0	$0
2016	$0	$52,339	$0

The “Tax Fees Billed to the Advisor” were billed for services associated with foreign tax filings.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended September 30,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2017	$0	$0	$0	$0
2016	$0	$52,339	$0	$52,339

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

In connection with the audit of the 2016 and 2017 financial statements, the Fund entered into an engagement letter with PwC. The terms of the engagement letter required by PwC, and agreed to by the Fund’s Audit Committee, include a provision mandating the use of mediation and arbitration to resolve any controversy or claim between the parties arising out of or relating to the engagement letter or the services provided there-under.

***

In a letter provided to the Audit Committee pursuant to PCAOB Rule 3526 and dated July 19, 2016, PwC informed the Audit Committee that PwC had identified circumstances where PwC maintains lending relationships with owners of greater than 10% of the shares of certain investment companies within the “investment company complex” as defined under Rule 2-01(f)(14) of Regulation S-X. PwC informed the Audit Committee that these lending relationships are inconsistent with the SEC Staff’s interpretation of Rule 2-01(c)(l)(ii)(A) of Regulation S-X (referred to as the “Loan Rule”).

The Loan Rule specifically provides that an accounting firm would not be independent if it receives a loan from a lender that is a record or beneficial owner of more than ten percent of an audit client’s equity securities. For purposes of the Loan Rule, audit clients include the Fund as well as all registered investment companies advised by Deutsche Investment Management Americas Inc. (the “Adviser”), the Fund’s investment adviser, and its affiliates, including other subsidiaries of the Adviser’s parent company, Deutsche Bank AG (collectively, the “Deutsche Funds Complex”). PwC’s lending relationships effect PwC’s independence under the SEC Staff’s interpretation of the Loan Rule with respect to all investment companies in the Deutsche Funds Complex.

In its July 19, 2016 letter, PwC affirmed to the Audit Committee that, as of the date of the letter, PwC is an independent accountant with respect to the Fund, within the meaning of PCAOB Rule 3520. In its letter, PwC also informed the Audit Committee that, after evaluating the facts and circumstances and the applicable independence rules, PwC has concluded that with regard to its compliance with the independence criteria set forth in the rules and regulations of the SEC related to the Loan Rule, it believes that it remains objective and impartial despite matters that may ultimately be determined to be inconsistent with these criteria and therefore it can continue to serve as the Fund’s registered public accounting firm. PwC informed the Audit Committee that its conclusion was based on a number of factors, including, among others, PwC’s belief that the lenders are not able to impact the impartiality of PwC or assert any influence over the investment companies in the Deutsche Funds Complex whose shares the lenders own or the applicable investment company’s investment adviser; and the lenders receive no direct benefit from their ownership of the investment companies in the Deutsche Funds Complex in separate accounts maintained on behalf of their insurance contract holders. In addition, the individuals at PwC who arranged PwC’s lending relationships have no oversight of, or ability to influence, the individuals at PwC who conducted the audits of the Fund’s financial statements.

On June 20, 2016, the SEC Staff issued a “no-action” letter to another mutual fund complex (see Fidelity Management & Research Company et al., No-Action Letter) related to similar Loan Rule issues as those described above. In that letter, the SEC Staff confirmed that it would not recommend enforcement action against an investment company that relied on the audit services performed by an audit firm that was not in compliance with the Loan Rule in certain specified circumstances. The circumstances described in the no-action letter appear to be substantially similar to the circumstances that affected PwC’s independence under the Loan Rule with respect to the Fund. PwC confirmed to the Audit Committee that it meets the conditions of the no-action letter. In the no-action letter, the SEC Staff stated that the relief under the letter is temporary and will expire 18 months after the issuance of the letter.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Keith R. Fox, Deutsche Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600.

ITEM 11.	CONTROLS AND PROCEDURES

	(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

	(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable

ITEM 13.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Deutsche Small Cap Growth Fund, a series of Deutsche Investment Trust

By:	/s/Brian E. Binder Brian E. Binder President

Date:	11/29/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Brian E. Binder Brian E. Binder President

Date:	11/29/2017

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	11/29/2017